SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS:

DWS Dreman International Value Fund

The following information replaces similar disclosure in the “TAX INFORMATION” section of the fund’s summary prospectus:

The fund’s distributions (dividend distributions are expected to be paid quarterly and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax deferred investment plan.

Please Retain This Supplement for Future Reference

October 14 2010
PROSTKR-2